UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 25, 2017 (May 22, 2017)

(Exact name of registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

One Coca-Cola Plaza
Atlanta, Georgia	30313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01                                           Other Events.

On May 25, 2017, The Coca-Cola Company (the “Company”) completed a public offering of $500,000,000 aggregate principal amount of its 2.200% Notes due 2022 and $500,000,000 aggregate principal amount of its 2.900% Notes due 2027 (collectively, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-214273) filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2016, as amended by Post-Effective Amendment No. 1 filed with the SEC on May 22, 2017.

In connection with the offering of the Notes, the Company entered into an Underwriting Agreement, dated May 22, 2017 (the “Underwriting Agreement”), between the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Santander Investment Securities Inc., as representatives of the several underwriters named therein (together, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Notes were issued under an Amended and Restated Indenture, dated as of April 26, 1988 (as supplemented, the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee, as supplemented by the First Supplemental Indenture, dated as of February 24, 1992, and the Second Supplemental Indenture, dated as of November 1, 2007, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.

The Underwriting Agreement, the Indenture and the respective forms of global note for the offering are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

In reviewing the agreements included as exhibits to this report, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•                  should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•                  may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•                  may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•                  were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit 1.1

Underwriting Agreement, dated May 22, 2017, between the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Santander Investment Securities Inc., as representatives of the several underwriters named therein.

Exhibit 4.1	Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.
Exhibit 4.2

First Supplemental Indenture, dated as of February 24, 1992, to Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.

Exhibit 4.3

Second Supplemental Indenture, dated as of November 1, 2007, to Amended and Restated Indenture, dated as of April 26, 1988, as amended, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.

Exhibit 4.4	Form of Note for 2.200% Notes due 2022.
Exhibit 4.5	Form of Note for 2.900% Notes due 2027.
Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: May 25, 2017	By:	/s/ Larry M. Mark
Name: Larry M. Mark
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1

Underwriting Agreement, dated May 22, 2017, between the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Santander Investment Securities Inc., as representatives of the several underwriters named therein.

Exhibit 4.1	Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.
Exhibit 4.2

First Supplemental Indenture, dated as of February 24, 1992, to Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.

Exhibit 4.3

Second Supplemental Indenture, dated as of November 1, 2007, to Amended and Restated Indenture, dated as of April 26, 1988, as amended, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.

Exhibit 4.4	Form of Note for 2.200% Notes due 2022.
Exhibit 4.5	Form of Note for 2.900% Notes due 2027.
Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.